UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

BETTER THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

548 Market Street #49404

San Francisco, California 94104

October 16, 2023

Dear Stockholder:

We are pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting will be held on October 30, 2023, at 8:00 A.M., Eastern time via live webcast. You will be able to attend the Special Meeting, vote, and submit your questions during the meeting via live webcast through the link www.virtualshareholdermeeting.com/BTTX2023SM and entering your control number, which can be found on your proxy card.

We have adopted this technology to expand access to the meeting, improve communications and impose lower costs on our stockholders, the company and the environment. We believe virtual meetings enable increased stockholder participation from locations around the world.

Enclosed are the following:

•	Our Notice of Special Meeting of Stockholders (the “Notice”), and proxy statement; and

•	A proxy card with a return envelope to record your vote.

The Notice lists the matters to be considered at the Special Meeting, and the proxy statement describes the matters listed in the Notice.

We intend to mail these proxy materials on or about October 16, 2023 to all stockholders of record entitled to vote at the Special Meeting.

Your vote at the Special Meeting is important. Whether or not you plan to attend the Special Meeting, we ask that you submit your proxy to vote as soon as possible so that your shares are represented at the Special Meeting. We appreciate your participation and your interest in Better Therapeutics, Inc.

Sincerely,

/s/ Frank Karbe

Frank Karbe

Chief Executive Officer and Director

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To our Stockholders:

A Special Meeting of Stockholders of Better Therapeutics, Inc. (the “Special Meeting”) will be held on October 30, 2023, at 8:00 A.M., Eastern time via live webcast, for the following purposes:

1.

To approve an amendment to our amended and restated certificate of incorporation (the “Charter”), in the form attached to the proxy statement as Annex A, to, at the discretion of our Board of Directors (the “Board”), effect a reverse stock split with respect to our issued and outstanding common stock, par value $0.0001 per share (“Common Stock”), including any Common Stock held by Better Therapeutics, Inc. (the “Company”) as treasury shares, at any time prior to October 30, 2024, at a ratio of 1-for-10 to 1-for-25 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board without further approval or authorization of our stockholders (the “Reverse Stock Split”).

2.	To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

These items of business are more fully described in the proxy statement accompanying this notice. The record date for the Special Meeting is October 12, 2023. Only stockholders holding shares of our Common Stock as of the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. A list of stockholders of record as of the record date will be available virtually during the Special Meeting and, during the 10 days prior to the Special Meeting, at our principal executive offices located at 548 Market Street #49404, San Francisco, California 94104.

We will begin mailing printed copies of our proxy materials to stockholders of record as of the record date on or about October 16, 2023.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIA THE LIVE WEBCAST AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Frank Karbe Frank Karbe Chief Executive Officer and Director

Dated: October 16, 2023

Important Notice Regarding the Internet Availability of Proxy Materials for the Company’s Special Meeting of Stockholders to Be Held on October 30, 2023: The Notice of Special Meeting of Stockholders and proxy statement are each available at www.proxyvote.com.

This proxy statement is also available on the SEC’s website at www.sec.gov.

Page
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
PROPOSAL 1 APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE TO EFFECT THE REVERSE STOCK SPLIT	8
PROPOSAL 2 TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL	15
STOCKHOLDER PROPOSALS AND NOMINATIONS	16
OTHER MATTERS	16
AVAILABILITY OF CERTAIN DOCUMENTS	16
ANNEX A: CERTIFICATE OF AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF BETTER THERAPEUTICS, INC.	A-1

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 30, 2023

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT — SPECIAL MEETING OF STOCKHOLDERS

This proxy statement contains information about the Special Meeting of Stockholders (the “Special Meeting”) of Better Therapeutics, Inc., a Delaware corporation, including any postponements or adjournments of the Special Meeting. The Special Meeting will be held on October 30, 2023, at 8:00 A.M., Eastern time via live webcast. The proxy materials can be accessed by following the instructions in the Notice of Special Meeting of Stockholders (www.proxyvote.com) as well as online at our Investor Relations website at https://investors.bettertx.com/.

In this proxy statement, we sometimes refer to Better Therapeutics, Inc. and its subsidiaries as “Better,” the “Company,” “we,” “us,” or “our.” In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.0001 per share (“Common Stock”).

This proxy statement contains important information for you to consider when deciding how to vote on the matters for which we are soliciting proxies. Please read it carefully.

What Proposals Will Be Presented at the Special Meeting and What Are the Voting Recommendations of the Board of Directors?

The proposals that will be presented at the Special Meeting and the voting recommendations of our Board of Directors (the “Board”) are set forth in the table below:

Proposal		Board’s Voting Recommendation
(1)	Approve an amendment to our amended and restated certificate of incorporation (the “Charter”), in the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to our issued and outstanding Common Stock, including any Common Stock held by the Company as treasury shares, at any time prior to October 30, 2024, at a ratio of 1-for-10 to 1-for-25 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board without further approval or authorization of our stockholders (such action, the “Reverse Stock Split,” and such proposal is referred to herein as the “Reverse Stock Split Proposal”).	FOR approval

(2)	To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 (the “Adjournment Proposal”).	FOR approval

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.

Who Can Vote?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on October 12, 2023. On the record date, 40,577,987 shares of Common Stock were issued and outstanding and entitled to vote.

Holders of record of our Common Stock as of the close of business on the record date will be entitled to notice of and to vote on all matters brought before the Special Meeting and at any adjournments or postponements thereof.

You do not need to attend the Special Meeting to vote your shares. Instead, you may submit a proxy to vote your shares by marking, signing, dating and returning the enclosed proxy card or submitting your proxy through the Internet.

Stockholder of Record: Shares Registered in Your Name

If, on the record date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record, and you can vote your shares at the Special Meeting by one of the methods described below in the section entitled “How Do I Vote and When is the Deadline for Voting?”

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the record date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and you may vote your shares at the Special Meeting by one of the methods described below in the section entitled “How Do I Vote and When is the Deadline for Voting?”

How Many Votes do I Have?

Each holder of record of our Common Stock is entitled to one vote per share of Common Stock on each matter to be acted upon at the Special Meeting.

How Will I Receive Proxy Materials?

On or about October 16, 2023, we will mail proxy materials to holders of record of our Common Stock as of the close of business on the record date.

How Do I Vote and When is the Deadline for Voting?

Whether you plan to attend the Special Meeting or not, we urge you to submit your proxy to vote. Submitting a proxy to vote your shares will not affect your right to attend the Special Meeting.

Stockholder of Record

If your shares are registered directly in your name, you may vote or submit your proxy to vote:

•

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Your proxy card must be received on or before 11:59 P.M. Eastern time on October 29, 2023, the day before the Special Meeting, to be counted.

•

In attendance at the Special Meeting. You may vote during the virtual meeting through www.virtualshareholdermeeting.com/BTTX2023SM. To be admitted to the Special Meeting and vote your shares, you must provide the control number as described in the proxy card mailed to you.

•

By telephone. You may vote over the telephone by calling toll-free 1-800-690-6903 in the U.S. and following the recorded instructions. Please have your proxy card available when you call. Your vote must be received prior to 11:59 P.M. Eastern time on October 29, 2023, the day before the Special Meeting, to be counted.

•

Over the Internet. You may submit your proxy to vote via the Internet by going to www.virtualshareholdermeeting.com/BTTX2023SM and following the on-screen instructions. Please have your proxy card available when you access the webpage. Your proxy to vote must be received prior to 11:59 P.M. Eastern time on October 29, 2023, the day before the Special Meeting, to be counted.

Hold Shares in Street Name

If you hold shares in street name, the organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. The stockholder of record will provide you with instructions on how to direct your bank, broker or other financial intermediary on how to vote your shares. Internet and telephone instructions will be offered to stockholders owning shares through most banks and brokers. Additionally, if you would like to vote at the Special Meeting via live webcast, you must contact the broker or other nominee who holds your shares and obtain a signed broker’s proxy card giving you the right to vote the shares, and bring it with you to the Special Meeting. You will not be able to vote at the Special Meeting unless you have a signed proxy card from your broker.

What If I Return a Proxy Card But Do Not Make Specific Choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted on the matters as recommended by our Board.

Will My Shares Be Voted if I Do Not Return My Proxy Card or Vote by the Deadline?

If you are a stockholder of record, your shares will not be voted if you do not vote using one of the methods described in the section above entitled “How Do I Vote and When is the Deadline for Voting?” in advance of the deadline.

If your shares are held in street name, and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote and When is the Deadline for Voting?,” the bank, broker or other nominee may exercise discretionary authority to vote on routine proposals, but may not vote on non-routine proposals. If your bank, broker or nominee votes on a routine proposal, the shares that cannot be voted on non-routine matters by the bank, broker or nominee that holds your shares are called broker non-votes. Broker non-votes will be deemed present at the Special Meeting for purposes of determining whether a quorum exists for the Special Meeting. Proposals 1 and 2 are considered routine matters.

We encourage you to provide voting instructions to the bank, broker or other nominee that holds your shares. This ensures your shares will be voted at the Special Meeting in the manner you desire.

May I Revoke My Proxy?

If you give a proxy, you may revoke your proxy at any time before the Special Meeting in any one of the following ways:

•	signing a new proxy card, and submitting it as instructed above in advance of the deadline;

•	notifying the Company’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

•

attending the Special Meeting via the live webcast and voting if you are a stockholder of record (attending the Special Meeting via the live webcast will not in and of itself revoke a previously submitted proxy unless you specifically request it).

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold your shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote and When is the Deadline for Voting?” for each account to ensure that all of your shares are voted.

What Vote is Required to Approve Each Proposal?

Proposal 1, the Reverse Stock Split Proposal: The approval of the Reverse Stock Split Proposal requires the affirmative vote of the majority of the voting power of the outstanding shares of our Common Stock entitled to vote on the proposal.

Proposal 2, the Adjournment Proposal: The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by the holders of our Common Stock present in person (via live webcast) or represented by proxy at the Special Meeting and entitled to vote on the proposal.

What is a Quorum and How are Votes Counted?

We need a quorum of stockholders to hold our Special Meeting. The presence, in person (via live webcast) or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. Your shares will be counted towards the quorum only if a valid proxy or vote is submitted with respect to such shares or you attend the meeting in person (via live webcast). Shares represented by abstentions and broker non-votes will be counted in determining whether there is a quorum for the Special Meeting.

Votes will be counted by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Special Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted towards the vote total for any proposal. Because abstentions and broker non-votes are not counted as votes cast, they will not affect the outcome of the vote on Proposal 2. Because the voting standard for Proposal 1 is a majority of the voting power of the outstanding shares of Common Stock entitled to vote on the proposal, abstentions and broker non-votes will have the effect of a vote “Against” the proposal.

Will choosing not to vote my shares have the same effect as casting a vote against the Reverse Stock Split Proposal or any Adjournment Proposal?

No. If you prefer that the Reverse Stock Split Proposal or any Adjournment Proposal not be approved, you should cast your vote against the proposal. Approval of the Reverse Stock Split Proposal requires the affirmative vote of the majority of the voting power of the outstanding shares of our Common Stock entitled to vote on the proposal. The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal.

How Can I Find Out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Special Meeting.

Attending the Special Meeting

The Special Meeting will be held on October 30, 2023 at 8:00 A.M., Eastern time via live webcast. We adopted a virtual format for our Special Meeting to make participation more convenient, safe and accessible for our stockholders regardless of their location.

You are entitled to participate in the Special Meeting if you were a stockholder as of the close of business on our record date of October 12, 2023 or hold a valid proxy for the meeting. To be admitted to the Special Meeting’s live webcast, you must enter your control number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock as of September 25, 2023 by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our capital stock;

•	our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. A person is deemed to be a beneficial holder of our capital stock if that person has or shares voting power, which includes the power to vote or direct the voting of our capital stock, or investment power, which includes the power to dispose of or to direct the disposition of such capital stock. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all capital stock shown as beneficially owned by them.

The table lists applicable percentage ownership based on 40,577,987 shares of Common Stock outstanding as of September 25, 2023. Unless otherwise noted below, the address of each person listed on the table is c/o Better Therapeutics, Inc., 548 Market Street, #49404, San Francisco, CA 94104.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to preferred stock, options and warrants held by that person that are currently exercisable or exercisable within 60 days after September 25, 2023. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name and address of beneficial owner (1)	Number of shares beneficially owned	Percentage of shares beneficially owned
5% or greater stockholders:
David P. Perry 2015 Trust (2)	13,030,393	32.1%
Georgianna Maule-Ffinch 2015 Trust (3)	3,636,364	9.0%
Kevin Appelbaum Revocable Trust (4)	2,406,719	5.9%
MMCAP International Inc. SPC (5)	3,859,649	9.5%
% Directors and executive officers:
David Perry (6)	17,116,641	42.1%
Frank Karbe (7)	586,829	1.4%
Mark Berman (8)	491,063	1.2%
Kristin Wynholds (9)	322,900	*
Richard Carmona (10)	187,481	*
Andrew Armanino (11)	775,564	1.9%
Geoffrey Parker (12)	1,115,250	2.7%
Risa Lavizzo-Mourey (13)	43,862	*
Mark Heinen (14)	187,437	*
Elder Granger (15)	69,713	*
All executive officers and directors as a group (10 persons)	20,896,740	51.4%

*	Represents beneficial ownership of less than one percent of our outstanding Common Stock.

(1)

This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D and Section 16 reports filed with the SEC. We have not independently verified such information. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting power with respect to the Common Stock indicated as beneficially owned. Applicable percentages are based on 40,577,987 shares of Common Stock outstanding on September 25, 2023.

(2)	Consists of shares held by the David P. Perry 2015 Trust, over which David P. Perry is the sole trustee and has sole voting and dispositive power.
(3)

Consists of shares held by the Georgianna Maule-Ffinch 2015 Trust, over which Georgianna Maule-Ffinch is the sole trustee and has sole voting and dispositive power. Ms. Maule-Ffinch is Mr. Perry’s spouse.

(4)

Consists of shares held by Kevin Appelbaum, or his successor(s), as Trustee of the Kevin Appelbaum Revocable Trust under Revocable Trust Declaration dated May 16, 2020, as amended, over which Kevin Appelbaum has sole voting and dispositive power.

(5)

Information based on the Schedule 13G filed with the SEC on July 31, 2023 by MMCAP International Inc. SPC and MM Asset Management Inc. Consists of shares held by MMCAP International Inc. SPC, over which MMCAP International Inc. SPC and MM Asset Management Inc. share voting and dispositive power. The address of MMCAP International Inc. SPC is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands, and the address of MM Asset Management Inc. is 161 Bay Street, TD Canada Trust Tower Suite 2240, Toronto, ON M5J 2S1 Canada.

(6)

Consists of (i) 13,030,393 shares held by the David P. Perry 2015 Trust, (ii) 101,536 shares held by Mr. Perry, (iii) 3,636,364 shares held by the Georgianna Maule-Ffinch 2015 Trust, (iv) 293,150 shares held by Ms. Maule-Ffinch, (v) 21,336 shares held by Donald R. Leo, Trustee of Pensus Limited Trust dated 06/12/2010 for the benefit of Ms. Maule-Ffinch and (vi) includes 33,862 shares which Mr. Perry has the right to acquire through exercise of stock options within 60 days from September 25, 2023. See also notes (1) and (2) above.

(7)	Includes 157,400 shares which Mr. Karbe has the right to acquire through exercise of stock options within 60 days from September 25, 2023.
(8)	Includes 102,872 shares which Mr. Berman has the right to acquire through the exercise of stock options within 60 days from September 25, 2023.
(9)	Includes 122,631 shares which Ms. Wynholds has the right to acquire through exercise of stock options within 60 days from September 25, 2023.
(10)	Includes 33,862 shares which Mr. Carmona has the right to acquire through exercise of stock options within 60 days from September 25, 2023.
(11)

Consists of (i) 728,368 shares held by Andrew J. Armanino III and Denise M. Armanino Family Trust, over which Mr. Armanino and his spouse, Denise M. Armanino, have shared voting and dispositive power, (ii) 13,334 shares held by Mr. Armanino and (iii) includes 33,862 shares which Mr. Armanino has the right to acquire through the exercise of stock options within 60 days from September 25, 2023.

(12)

Consists of (i) 53,333 shares held by Geoffrey M. Parker and Jill G. Parker Rev Trust dtd 1/27/00, over which Mr. and Mrs. Parker have shared voting and dispositive power, (ii) 1,028,055 shares held by Mr. Parker and (iii) includes 33,862 shares which Mr. Parker has the right to acquire through exercise of stock options within 60 days from September 25, 2023.

(13)	Includes 33,862 shares which Ms. Lavizzo-Mourey has the right to acquire through exercise of stock options within 60 days from September 25, 2023.
(14)

Consists of (i) 139,723 shares held by Mr. Heinen, (ii) 2,281 shares held by Mr. Heinen’s daughter and (iii) includes 45,433 shares which Mr. Heinen has the right to acquire through exercise of stock options within 60 days from September 25, 2023.

(15)	Includes 33,862 shares which Mr. Granger has the right to acquire through exercise of stock options within 60 days from September 25, 2023.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Our amended and restated certificate of incorporation (the “Charter”), currently authorizes the Company to issue a total of 210,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. On October 4, 2023, subject to stockholder approval, our Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of our Common Stock at a ratio of 1-for-10 to 1-for-25, including any shares held by the Company as treasury shares, at any time prior to October 30, 2024, with the exact ratio within such Range to be determined by our Board at its discretion without further approval or authorization of our stockholders. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every twenty-five (25) shares of our outstanding Common Stock would be combined and reclassified into one (1) share of Common Stock, subject to the treatment of fractional share interests as described herein.

The Reverse Stock Split, if effected, will not change the number of authorized shares of our Common Stock or Preferred Stock, or the par value of our Common Stock or Preferred Stock.

The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but must be implemented before October 30, 2024. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and its stockholders in light of, among other things, our ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to our Charter to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by our stockholders, we will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing or the effective time set forth in the Reverse Stock Split Charter Amendment. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq

Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

We believe that the Reverse Stock Split, if necessary, is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. The Nasdaq Capital Market requires, among other criteria, that the Company maintain of a continued price of at least $1.00 per share. On the record date, the last reported sale price of our Common Stock on The Nasdaq Capital Market was $0.3032 per share. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 25 shares of Common Stock. A purchase or sale of less than 25 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 25 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares. If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-10 to 1-for-25. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the effect of rounding up fractional shares in the Reverse Stock Split, as described in more detail herein. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (except for the effect of rounding up fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.

As of the record date, approximately 40,577,987 shares of our Common Stock were outstanding and no shares of our Preferred Stock were outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-25, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 1,623,120 shares.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans. If the Reverse Stock Split is effected, the terms of equity awards granted under our 2022 Inducement Equity Plan (“Inducement Plan”), 2020 Stock Option and Grant Plan (“2020 Plan”), 2021 Stock Option and Incentive Plan (“2021 Plan”) and 2021 Employee Stock Purchase Plan (“2021 ESPP”, and together with the Inducement Plan, the 2020 Plan and the 2021 Plan, the “Equity Plans”), including the per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Equity Plans, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights. Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (except for the effect of rounding up fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split (except for the effect of rounding up fractional shares).

Effects of the Reverse Stock Split on Regulatory Matters. We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital. The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 210,000,000 shares, consisting of 200,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance. By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, the Reverse Stock Split will increase the number of authorized but unissued shares. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion. The Board from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Treatment of Fractional Shares in the Reverse Stock Split

The Company will not issue fractional shares for post-reverse stock split shares in connection with the Reverse Stock Split. In lieu of issuing fractional shares, stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to rounding up of the fractional share to the nearest whole number.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-25.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

•	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•	prevailing market conditions;

•	general economic conditions in our industry; and

•	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split is in the best interests of our Company and stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “— Determination of the Reverse Stock Split Ratio” above. We expect that the primary focus of the Board in determining whether or not to file the Reverse Stock Split Charter Amendment will be whether we will be able to obtain and maintain of a continued price of at least $1.00 per share of our Common Stock on The Nasdaq Capital Market without effecting the Reverse Stock Split.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is filed with the office of the Secretary of State of the State of Delaware or at the effective time set forth in the Reverse Stock Split Charter Amendment. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split; provided, however, the implementation of such amendment, if at all, shall be before October 30, 2024.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each stockholder’s pre-split shares will, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number.

Holders of Common Stock hold shares electronically in book-entry form under the direct registration system for securities. They do not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. Accordingly, you do not need to take any action to receive your post-split shares.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations in order to effect the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. Any Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain material U.S. federal income tax considerations of the Reverse Stock Split applicable to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all potential tax consequences that may be relevant to a U.S. holder. The effects of U.S. federal tax laws other than U.S. federal income tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder. We have not sought and do not intend to seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the Reverse Stock Split.

This discussion is limited to U.S. holders that hold Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, the rules related to “qualified small business stock” within the meaning of Section 1202 of the Code or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	U.S. holders whose functional currency is not the U.S. dollar;

•	Persons holding Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies, and other financial institutions;

•	real estate investment trusts or regulated investment companies;

•	brokers, dealers or traders in securities;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell Common Stock under the constructive sale provisions of the Code;

•	persons who hold or received Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds Common Stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Common Stock surrendered, and such U.S. holder’s holding period in the shares Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be automatically entitled to receive an additional fraction of a share of common stock to round up to the next whole post-split share. The U.S. federal income tax treatment of the receipt of such a fractional share in a Reverse Stock Split is not clear. It is possible that the receipt of such an additional fraction of a share of common stock may be treated as a distribution taxable as a dividend or as an amount received in exchange for common stock. We intend to treat the issuance of such an additional fraction of a share of common stock in the Reverse Stock Split as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.

Vote Required

Pursuant to the Delaware General Corporation Law and our organizational documents, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock entitled to vote on the proposal is required to approve the Reverse Stock Split Proposal.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL 2

TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE

SPECIAL MEETING TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that, if the number of affirmative votes received from the holders of outstanding shares of our Common Stock entitled to vote on the Reverse Stock Split are insufficient to approve the Reverse Stock Split Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional affirmative votes to approve the Reverse Stock Split Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the voting power of the outstanding shares of our Common Stock entitled to vote on the Reverse Stock Split Proposal have voted against the Reverse Stock Split Proposal, we could adjourn the Special Meeting without a vote on the Reverse Stock Split Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal.

Vote Required

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by the holders of our Common Stock present in person (via live webcast) or represented by proxy at the Special Meeting and entitled to vote on the proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholder proposals and director nominations should be addressed to our Secretary, c/o Better Therapeutics, Inc., 548 Market Street, #49404, San Francisco, CA 94104.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting. Provided, however, that in the event the annual meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting were held in the preceding year, a stockholder’s notice must be received by our corporate secretary not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our next annual meeting, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 29, 2023. Such proposals must be delivered to our Secretary at Better Therapeutics, Inc., 548 Market Street, #49404, San Francisco, California 94104. We also encourage you to submit any such proposals via email to IR@bettertx.com.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Special Meeting of Stockholders and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment. In addition, our bylaws permit the presiding officer at the Special Meeting to adjourn the meeting in his or her sole discretion.

AVAILABILITY OF CERTAIN DOCUMENTS

The proxy materials for the Special Meeting are available via the Internet at www.proxyvote.com. Stockholders residing in the same household who hold their stock through a bank or broker may receive only one set of proxy materials in accordance with a notice sent earlier by their bank or broker unless we have received contrary instructions from one or more of the stockholders. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household. We will promptly deliver a separate copy of the proxy materials to such stockholders if you make a written or oral request to our corporate secretary at the address above, or by calling (415) 887-2311.

If you hold your shares in “street name” and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker by contacting us at the above address or phone number.

ANNEX A

CERTIFICATE OF AMENDMENT TO

THE SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BETTER THERAPEUTICS, INC.

Better Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.

The name of the Corporation is Better Therapeutics, Inc. The Corporation was originally incorporated under the name Mountain Crest Acquisition Corp. II. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was July 31, 2020. The Corporation filed an Amended and Restated Certificate of Incorporation on January 7, 2021. The Corporation filed a Second Amended and Restated Certificate of Incorporation on October 28, 2021.

2.

Pursuant to Section 242 of the DGCL, this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Charter”).

3.	This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

4.	Upon this Certificate of Amendment becoming effective, the Charter is hereby amended as follows:

ARTICLE IV of the Charter is hereby amended by adding the following new paragraph at the end of such article:

“C. REVERSE STOCK SPLIT

Effective at 4:05 p.m., Eastern Time, on    , 2023 (the “2023 Split Effective Time”), every ( ) shares of Common Stock issued and outstanding or held by the Corporation as treasury shares as of the 2023 Split Effective Time shall automatically, and without action on the part of the stockholders, be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock, subject to the treatment of fractional interests as described below (the “2023 Reverse Split”). Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the combination effected by the preceding sentence. In lieu of issuing fractional shares, stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to rounding up of the fractional share to the nearest whole number. As of the 2023 Split Effective Time and thereafter, a certificate(s) representing shares of Common Stock prior to the 2023 Reverse Split is deemed to represent the number of post-2023 Reverse Split shares into which the pre-2023 Reverse Split shares were reclassified and combined. The 2023 Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation and all references to such Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Common Stock shall be deemed to be references to the Common Stock or options or rights to purchase or acquire shares of Common Stock, as the case may be, after giving effect to the 2023 Reverse Split.”

5.	This Certificate of Amendment shall become effective at 4:05 p.m., Eastern Time, on , 2023.

* * * *

A-1

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation as of    , 2023.

BETTER THERAPEUTICS, INC.

By:
Name:	Frank Karbe
Title:	President and Chief Executive Officer

A-2

BETTER THERAPEUTICS, INC. 548 MARKET ST SUITE 49404 SAN FRANCISCO, CA 94104 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 29, 2023, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BTTX2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 29, 2023, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V24747-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BETTER THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To approve an amendment to our amended and restated certificate of incorporation to, at the discretion of the Board, effect a reverse stock split with respect to our issued and outstanding Common Stock, including any Common Stock held by the Company as treasury shares, at any time prior to October 30, 2024, at a ratio in the range of 1-for-10 to 1-for-25 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”). 2. To Approve an adjournment of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal. NOTE: The proxies are authorized to vote on such other business as may properly come before meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 30, 2023: The Notice and Proxy Statement are available at www.proxyvote.com. V24748-TBD BETTER THERAPEUTICS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS OCTOBER 30, 2023 8:00 A.M. EASTERN TIME The undersigned stockholder(s) hereby appoint(s) Frank Karbe and Mark Heinen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BETTER THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/BTTX2023SM at 8:00 A.M. Eastern Time on October 30, 2023, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2. Continued and to be signed on reverse side